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                                                                    EXHIBIT 10.4


                              EDUDATA CORPORATION
                                AGENCY AGREEMENT

                                             As of October 23,1996

M.H. Meyerson & Co.. Inc.
525 Washington Boulevard
Jersey City, New Jersey 07310

Gentlemen:

         This Agreement is being executed by the parties hereto this 26th day of November, 1996, but effective as of October 23, 1996, and reflecting modifications intended to be effective as of November 14, 1996.

         Edudata Corporation, a Delaware corporation ("Company"), proposes to offer for sale in a private placement ("Offering"), thirty-two (32) units ("Units) at a purchase price of $50,000 per Unit (or an aggregate of $1,600,000), each Unit consisting of a $50,000 principal amount secured convertible promissory note ("Note(s)") and a Warrant ("Warrant") to purchase 25,000 shares of common stock, $.01 par value per share ("Common Stock"). You may accept subscriptions for fractional Units in your discretion and with the Company's consent. The Notes and Warrants will be issued in the form of Exhibits B and E to the Term Sheet (as defined below) hereto. The Units will be offered on a "best efforts -- all or none" basis, in accordance with Section 4(2) and/or 3(b) of the Securities Act of 1933, as amended ("Securities Act"), and Rules 501-506 of Regulation D ("Reg D") promulgated thereunder, only to "accredited investors," as defined in Reg D.

         The Company will issue to purchasers of Units additional Warrants ("Additional Warrants") in certain circumstances as set forth in Supplement No. 1 (as defined below) and Section 5.8 of this Agreement. For purposes of this Agreement, (i) the term "Warrants" shall be deemed to include the Additional Warrants as if they were the Warrants originally issued as part of the Units unless the context otherwise requires.

         The Units, Notes, Warrants and Additional Warrants have the terms and conditions reflected in the Company's Confidential Term Sheet dated October 23, 1996, as supplemented by Supplement No. 1 (dated November 14, 1996) ("Supplement No. 1") to the Confidential Term

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Sheet dated October 23, 1996, to be delivered to each purchaser of Units
(together the "Term Sheet"). The Term Sheet, together with all exhibits thereto, including the Subscription Agreement to be executed by each purchaser and the Company, as such Subscription Agreement is amended by Supplement No. 1, will be referred to herein as the "Offering Documents." M.H. Meyerson & Co., Inc. is sometimes referred to herein as "MHM" or the "Placement Agent." As used herein, unless otherwise indicated, the term "Company" shall refer to and include Edudata Corporation and its Subsidiary (as defined in Section 2.6).

1.       Appointment of Placement Agent: The Offering Period.

         1.1. Appointment of Placement Agent. You are hereby appointed exclusive Placement Agent of the Company during the offering period herein specified ("Offering Period") for the purpose of assisting the Company in placing the Units with purchasers who are qualified accredited investors ("Subscribers"). The Offering Period shall commence on the day the Offering Documents are first made available to you by the Company and shall continue until November 15, 1996; provided, however, that the Offering Period may be extended for an additional period not to exceed thirty (30) days by the mutual decision of the Company and the Placement Agent without notice to any Subscriber. If, at any time during the Offering Period, subscriptions for the 32 Units have been received (including up to 5 Units that may be subscribed for by the holders ("October Note Holders") of the October Notes (as defined in the Term Sheet) and paid for by tender of the October Notes) and accepted (and funds in payment therefor have cleared) by the Company, then, upon the mutual consent of the Company and the Placement Agent, a closing shall take place with respect to such accepted subscriptions ("Closing"). If the Units are not sold prior to the end of the Offering Period (including any extension thereof), the Offering will be terminated and all funds received from Subscribers (and the October Notes if they have been tendered) will be returned, without interest and without any deduction. The day that the Offering Period terminates is hereinafter referred to as the "Termination Date." You hereby accept such agency and agree to assist the Company in placing Units with the Subscribers. Your agency hereunder is not terminable by the Company except upon termination of the Offering or breach by you of your obligations hereunder.

         1.2. Offering Documents. The Company will provide the Placement Agent with a sufficient number of copies of the Offering Documents for delivery to potential Subscribers and such other information, documents and instruments which the Placement Agent may reasonably request in order to comply with the rules, regulations and judicial and administrative





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interpretations respecting compliance with applicable state and federal statutes related to the Offering.

         1.3. Segregation of Funds. Each subscriber for Units shall tender to the Placement Agent a check payable to "M.H. Meyerson & Co., Inc. -- Edudata Special Account" in the amount of the investment subscribed for (or with respect to the October Note Holders, they shall tender the October Notes), which funds shall be held by the Placement Agent in a segregated noninterest bearing bank account in accordance with Rules 10b-9 and 15c2-4 promulgated under the Securities Exchange Act of 1934 ("Exchange Act"), as set forth in the Offering Documents.

2. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

         2.1. Due Incorporation and Qualification. The Company has been duly incorporated, is validly existing and is in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business of the Company and the Subsidiary taken as a whole. The Company has all requisite corporate power and authority necessary to own or hold its properties and conduct its business as described in the Offering Documents.

         2.2. Authorized Capital. As of the date of this Agreement, the Company is authorized to issue 10,000,000 shares of Common Stock, of which 8,746,900 shares are currently issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and non-assessable. None of the holders of such outstanding shares of Common Stock is subject to personal liability solely by reason of being such a holder. The offers and sales of such outstanding shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration.

         2.3. No Preemptive Rights; Options; Registration Rights. Except as set forth on Schedule 2.3, there are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of any shares of Common Stock or other securities of the Company, under the Certificate of Incorporation (and the proposed Amended and Restated Certificate of Incorporation in substantially the form of Exhibit A to the Term Sheet





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("Amendment") to be filed by the Company subsequent to the closing of the
Offering as provided in Section 5.7) or By-Laws of the Company or under any agreement or other outstanding instrument to which the Company is a party or by which it is bound. Except as set forth on Schedule 2.3, the Company does not have outstanding any option, warrant, convertible security, or other right permitting or requiring it to issue, or otherwise to purchase or convert any obligation into, shares of Common Stock or other securities of the Company and the Company has not agreed to issue or sell any shares of Common Stock or other securities of the Company. No holder of any of the Company's securities has any rights, "demand," "piggyback" or otherwise, to have such securities registered or to demand the filing of a registration statement.

         2.4. Financial Statements. The financial statements of the Company included in the Offering Documents ("Financials") fairly present the financial position and results of operations of the Company at the dates thereof and for the periods covered thereby, subject, in the case of interim periods, to year-end adjustments and normal recurring accruals. The Company has no material liabilities or obligations, contingent, direct, indirect or otherwise except (i) as set forth in the latest balance sheet included in the Financials (the date of such Financials being referred to as the "Financial Statements Date"), (ii) those incurred in the ordinary course of business since the date of the Financials and (iii) as set forth on Schedule 2.4. Schedule 2.4 also sets forth all outstanding amounts due to affiliates or any employees, officers or directors of the Company, including, but not limited to, accrued salaries, loans, etc.

         2.5. No Material Adverse Changes. Except as otherwise stated in the Offering Documents, since the Financial Statements Date, there has not been any change in the condition, financial or otherwise, of the Company which could materially adversely affect its ability to conduct its operations as described in the Offering Documents.

         2.6. Subsidiary. Except for the entity set forth in Schedule 2.6 (the "Subsidiary"), the Company has no subsidiaries and has no interest in, shares of capital stock of or right to acquire an interest in or shares of capital stock of any other corporation, limited liability company, partnership or other entity. The Company owns all of the outstanding capital stock, of the Subsidiary free and clear of all liens, charges and encumbrances of any kind whatsoever, and there are no outstanding rights to acquire, or directly or indirectly control the vote or transfer of, any of the capital stock of the Subsidiary. The representations and warranties made by the Company in this Agreement shall also apply and be true with respect to the Subsidiary as if each





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representation and warranty contained herein made specific reference to the
Subsidiary each time the term "Company" is used.

         2.7. Taxes. Except as set forth on Schedule 2.7, the Company has filed all federal tax returns and all state and municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or other types of taxes) required to be filed under the laws of the United States and applicable states, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing; provided, however, that the Company has not paid any tax, assessment, charge, levy or license fee that it is contesting in good faith and by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles. Each of the tax returns heretofore filed by the Company correctly and accurately reflects the amount of its tax liability thereunder. Except as set forth on Schedule 2.7, the Company has withheld, collected and paid all levies, assessments, license fees and taxes to the extent required. As used herein, "tax" or "taxes" include all taxes, charges, fees, levies or other assessments imposed by any Federal, state, local, or foreign taxing authority, including, without limitation, income, premium, recapture, credit, excise, property, sales, use, occupation, service, service use, leasing, leasing use, value added, transfer, payroll, employment, license, stamp, franchise or similar taxes (including any interest earned thereon or penalties or additions attributable thereto).

         2.8. Finder's Fees; Other Underwriters. The Company is not obligated to pay a finder's fee to anyone in connection with the introduction of the Company to the Placement Agent or the consummation of the Offering contemplated hereunder or the public offering ("Public Offering") contemplated in the letter of intent, dated August 9, 1996, as amended on October 23, 1996, between the Company and the Placement Agent ("Letter of Intent"). Except as set forth in Schedule 2.8, the Company has not paid or issued any monies, securities or other compensation to any member of the National Association of Securities Dealers, Inc. ("NASD") or to any associate or affiliate of such a member or to any other person in consideration for such person raising funds for the Company or providing consulting services to the Company during the previous 12 months, except payments made to the Placement Agent. The Company is not indebted to or owes any monies to any NASD member, associate or affiliate.

         2.9. No Pending Actions. Except as set forth in the Offering Documents, there are no actions, suits, proceedings, claims or hearings of any kind or nature existing or pending (or, to





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the best knowledge of the Company, threatened) or, to the best knowledge of the
Company, any investigations or inquiries, before or by any court, or other governmental authority, tribunal or instrumentality (or, to the Company's best knowledge, any state of facts which would give rise thereto), pending or threatened against the Company, or involving the properties of the Company, which might result in any material adverse change in the business, properties, financial position or results of operations of the Company, or which might adversely affect the transactions or other sets contemplated by this Agreement or the validity or enforceability of this Agreement. Schedule 2.9 sets forth certain claims asserted against the Company, none of which, if resolved in a manner adverse to the Company, would have a material adverse effect on the Company.

         2.10. Private Offering Exemption: Offering Documents. The Offering Documents conform in all material respects with the requirements of Section 4(2) and/or 3(b) of the Securities Act and Rules 501-506 of Reg D and with the requirements of all other applicable rules and regulations of the Securities and Exchange Commission ("Commission") currently in effect relating to "private offerings." The Offering Documents contain all material statements which are required to be stated therein in accordance with such requirements and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Notes and Warrants conform to the descriptions thereof contained in the Subscription Agreement, as amended by Supplement No. 1. When any exhibit to the Term Sheet that was required to be filed with the Commission was filed with the Commission pursuant to the Exchange Act or the Regulations promulgated thereunder, such exhibit complied in all material respects with the applicable provisions of the Exchange Act and the Regulations promulgated thereunder and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Assuming that (i) a proper Form D is filed in accordance with Rule 503 of Reg D, (ii) the offer and the sale of the Units by the Placement Agent was made in compliance with Rule 502(c) of Reg D and/or Section 4(2) of the Securities Act, (iii) that the representations of the Subscribers in the Subscription Agreements signed by them are true and correct (which facts will not be independently verified by the Company), and (iv) each Subscriber signs and delivers a copy of Supplement No. 1, the sale of Units in the Offering is exempt from registration under the Securities Act and is in compliance with Reg D.





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         2.11.   Due Authorization: Consents.  The Company has full right,
power and authority to enter into this Agreement and the Notes, the Warrants, the Subscription Agreements, as amended by Supplement No. 1, and the Security Agreement to be entered into between the Company, the Subscribers and you, as agent for the Subscribers in the form annexed as Exhibit D to the Term Sheet (the "Security Agreement") (collectively the "Offering Agreements") and to perform all of its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Offering Agreements has been duly authorized by all necessary corporate action and no further corporate action or approval is or will be required for their respective execution, delivery and performance. This Agreement constitutes, and the Offering Agreements upon execution and delivery will constitute, valid and binding obligations of the Company, enforceable in accordance with their respective terms (except (i) as the enforceability thereof may be limited by bankruptcy or other laws now or hereafter in effect relating to or affecting creditors' rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought, and (iii) that the enforceability of the indemnification and contribution provisions of the respective agreements may be limited by the federal and state securities laws and public policy), and, except as set forth on Schedule 2.11 (a), no consent, approval, authorization, order of, or filing with, any court or governmental authority or any other third party is required to consummate the transactions contemplated by this Agreement or the Offering Documents, and except that the offer and sale of the Units in certain jurisdictions may be subject to the provisions of the securities or Blue Sky laws of such jurisdictions. Additionally, no consents, approvals, authorizations, orders of, filings with, any court or governmental authority or any other third party is required to consummate the transactions contemplated by the Letter of Intent, except that the registration statement on Forms S-1 or SB-2 and the registration statement an Form 8-A must be declared effective by the Securities and Exchange Commission, the shares must be approved for listing on Nasdaq, the compensation payable to MHM must be approved by the NASD and the offer and sale of the Company's securities may be subject to the provisions of the Blue Sky laws of certain states. Subject to the liens set forth in Schedule 2.11(b), the Security Agreement creates a valid security interest and lien, and, upon filing the Financing Statements described in Section 3 thereof, will create a valid and perfected first priority security interest and lien, and to all of the Company's right, title and interest in and to the Collateral, as defined in the Security Agreement





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         2.12.    Non-Contravention. The Company's execution and delivery of this Agreement and the Offering Agreements and the incurrence of the obligations herein and therein set forth, and the consummation of the transactions contemplated herein and therein will not (i) conflict with, or constitute a breach of, or a default under, the Certificate of Incorporation or By-Laws of the Company, or any contract, lease or other agreement or instrument to which the Company is a party or in which the Company has a beneficial interest or by which the Company is bound, all of which are set forth in
Schedule 2.12; (ii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business, except where such violation(s) would not have a material adverse effect, singly or in the aggregate, on the Company; or (iii) have any material adverse affect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct its business or the ability of the Company to make use thereof.

         2.13. Shares and Warrant Shares. The issuance of the shares of Common Stock issuable upon conversion of the Notes ("Note Shares") and upon exercise of the Warrants ("Warrant Shares") have been duly and validly authorized, and such shares, when issued and delivered in accordance with the terms of this Agreement and the Warrants, respectively, will be duly and validly issued, fully paid and non-assessable. The holders of the Note Shares and the Warrant Shares will not be subject to personal liability by reason of being such holders and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. Except for those steps required by the first sentence of Section
5.7 of this Agreement, all corporate action required to be taken for the authorization, issuance and sale of the Note Shares and the Warrant Shares has been duly and validly taken.

         2.14. No Right to Purchase. The issuance of the Units in the Offering will not give any holder of any of the Company's outstanding shares of Common Stock, options, warrants or other convertible securities or rights to purchase securities of the Company (i) the right to purchase any additional shares of Common Stock or any other securities of the Company, or (ii) the right to purchase any securities at a reduced price.

         2.15. No Regulatory Problems. The Company (i) has not filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the Securities Act, and is not and has not been the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule





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adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code. None of the Company's directors, officers, or beneficial owners of 10 percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false Wing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor, (ii) is subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining. or is subject to any order, judgment or decree of any court of competent jurisdiction permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, or involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser; (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a) or 15B(c) of the Exchange Act, or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 11940; (iv) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade: or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.





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         2.16.   No Defaults or Violations.  Except as set forth in Schedule
2.16, the Company is not in default in the performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject, except defaults which (singly or in the aggregate) would not have a material adverse effect on the Company. The Company is not in violation of any term or provision of its Certificate of Incorporation or By-Laws. The Company is not in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business, except where such violation would not have a material adverse effect on the Company.

         2.17. Conduct of Business; Compliance. Except as disclosed in Supplement No. 1, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies, to own or lease its properties and conduct its business as described in the Offering Documents. The disclosures in the Offering Documents concerning the effects of federal, state and local regulation on the Company's business as currently contemplated are correct in all material respects and do not omit to state a material fact. The Company is in compliance with all federal, state and local laws, rules and regulations applicable to the conduct of its business, except where noncompliance would not have a material adverse effect on the Company. Except as disclosed in Supplement No. 1, the products manufactured and/or distributed by the Company and the processes used in the production and/or storage of such products do not violate any applicable state or federal laws, regulations or rules, including those promulgated by the Food and Drug Administration, Environmental Protection Agency or applicable state agencies.

         2.18. Title to Property; insurance. The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property (tangible and intangible) owned or leased by it, free and clear of all liens, encumbrances, claims, security interests, defects and restrictions of any material nature whatsoever. The Company has adequately insured its properties against loss or damage by fire or other casualty and maintains, in adequate amounts.





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         2.19.   Intangibles.  The Company owns or possesses the requisite
licenses or rights to use all trademarks, service marks, service names, trade names, patents and patent applications, copyrights and other rights (collectively, "Intangibles") used by the Company in its business or relating to products sold by the Company. None of the Company's Intangibles have been registered in the United States Patent and Trademark Office. There is no claim or action by any person pertaining to, or proceeding pending or, to the Company's knowledge, threatened and the Company has not received any notice of conflict with, the asserted rights of others which challenges the exclusive right of the Company with respect to any Intangibles used in the conduct of the Company's business except as described in the Offering Documents. The Intangibles and the Company's current products, services and processes do not infringe on any intangibles hold by any third party. To the best of the Company's knowledge, no others have infringed upon the Intangibles of the Company.

         2.20. Exchange Act Reports. The Company is subject to the reporting requirements of the Securities Act and the Exchange Act and, except for the Form 10-QSB for the quarter ended April 30, 1995, for the past three years has filed all reports and statements required under the Securities Act and the Exchange Act on a timely basis, and each report and statement was true and complete in all material respects when filed.

         2.21. Management Team. To the best of the Company's knowledge, the background and other information concerning the officers and directors of the Company previously furnished to the Placement Agent and each of such person's responses to the Directors' and Officers' Questionnaires are true and accurate in all material respects.

3. Representations and Warranties of the Placement Agent. The Placement Agent represents and warrants as follows:

         3.1. Due Incorporation. The Placement Agent is duly incorporated and validly existing and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the failure to be so qualified would not have a materially adverse effect on the business of the Placement Agent.

         3.2. Broker/Dealer Registration. The Placement Agent is registered as a broker-dealer under Section 15 of the Exchange Act.





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         3.3.    Good Standing.  The Placement Agent is a member in good
standing of the NASD.

         3.4. Sale In Certain Jurisdictions. Sales of Units by the Placement Agent will be made only in such jurisdictions in Which (i) the Placement Agent is a registered broker-dealer or where an applicable exemption from such registration exists and (ii) the Offering and sale of Units is registered under, or is exempt from, applicable registration requirements.

         3.5. Compliance with Laws. Offers and sales of Units by the Placement Agent will be made in compliance with the provisions of Rule 502(c) of Reg D and/or Section 4(2) of the Securities Act, and the Placement Agent will furnish to each investor a copy of the Offering Documents prior to accepting any payments for Units.

         3.6. Disqualification Provisions. Neither the Placement Agent nor any principal, director, officer or agent thereof is subject to any of the disqualification provisions set forth in Rules 262(b) or (c) under the Act or state law applicable to the transactions contemplated hereby.

4.       Closing.

         4.1. Closing. At any time prior to the Termination Date and after the sale of the 32 Units and the clearance of the funds representing the sale of such Units, upon the mutual consent of the Company and the Placement Agent that there should be a Closing, a Closing shall take place at the offices of Graubard Mollen & Miller ("GM&M"), 600 Third Avenue, New York, New York. At the Closing, payment for the Units issued and sold by the Company (by wire transfer as instructed by the Company) less the amount payable to the Placement Agent pursuant to Section 4.3 hereof shall be made against delivery of (i) the Notes and (ii) certificates representing the Warrants included in the Units.

         4.2. Deliveries at Closing. At the Closing, and as a condition to such Closing, the Company shall deliver or cause to be delivered to the Placement Agent:

                 4.2.1 Opinions of Counsel. The opinion of Troop Meisinger Steuber & Pasich LLP, dated as of the date of the Closing, in form and substance satisfactory to GM&M. The opinion of Hyman, Phelps & McNamara, dated as of the date of the Closing, in form and substance satisfactory to GM&M.





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                 4.2.2    Other Documents.  At the Closing, as a condition to
such Closing, the Company shall also deliver or cause to be delivered to the Placement Agent the following documents:

                          (i)     A certificate of the Company, signed by two
executive officers thereof, stating (a) that the representations and warranties contained in Section 2 hereof are true and accurate at the Closing as applied to the Company and the Subsidiaries with the same effect as though expressly made at the Closing, and (b) that the stockholders of the Company have authorized and approved a 1:2.197317574 reverse stock split of the Common Stock of the Company and other matters set forth in the Amendment and certifying the resolution adopted by the stockholders with respect thereto:

                          (ii)    Subscription Agreements signed by the Company
and each of the Subscribers, together with Supplement No. 1 signed by the Company and each of the Subscribers;

                          (iii)   The Notes and the certificates representing
Warrants to be included in the Units;

                          (iv)    The Security Agreement and UCC-1 financing
statements for filing in such jurisdictions as GM&M may reasonably require;

                          (v)     Consents of any parties required to
consummate this Offering and the transactions contemplated thereby;

                          (vi)    Lock-Up Agreements and Right of First Refusal
Agreements as contemplated by paragraphs (h) and (i) of the Letter of Intent signed by the persons identified on SCHEDULE 4.2.2(vi); and

                          (vii)   Such other closing documents as shall be
reasonably requested by the Placement Agent or GM&M.

         4.3. Placement Agent's Fees and Expenses. At the Closing, the Company shall pay to the Placement Agent a commission equal to 10% of the aggregate purchase price of the Units (including any Units paid for by tender of the October Notes). In order to reimburse the Placement Agent for its expenses incurred in connection with the Offering, at the Closing, the Company also shall pay to the Placement Agent a non-accountable expense allowance equal to 3% of the aggregate purchase price of the Units. On or before the Closing, the Company shall pay the fees and disbursements of GM&M referred to in Section 5.3 below in connection with the qualification of the Units under the securities or Blue Sky laws of the states which the Placement Agent shall designate. All the foregoing amounts are payable directly to the parties who are owed same by deduction from the aggregate purchase price of the Units sold, If the October Notes are tendered for Units in the Offering, the Placement Agent shall deduct from the aggregate purchase prim of the Units, the interest accrued through the Closing on the October Notes and shall remit same, on behalf of the Company, to the October Note Holders.

5.       Covenants.  The Company covenants and agrees that:

         5.1. Amendments to Offering Documents. Until the Offering has been completed or terminated, it there shall occur any event relating to or affecting, among other things, the Company or any affiliate, or the proposed operations of the Company as described in the Offering Documents, as a result of which it is necessary, in the reasonable opinion of GM&M or counsel for the Company, to amend or supplement the Offering Documents in order that the Offering Documents will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall immediately prepare and furnish to the Placement Agent a reasonable number of copies of an appropriate amendment of or supplement to the Offering Documents, in form and substance satisfactory to GM&M.

         5.2. Use of Proceeds. The net proceeds of the Offering will not be used to repay any indebtedness for borrowed funds or any Related Party Indebtedness (as such term is defined in the Notes) except as otherwise provided in the Notes.

         5.3. Expenses of Offering. The Company shall be responsible for, and shall pay, all expenses incurred in connection with the Offering, including, but not limited to, the costs of preparing, printing and filing, where necessary, the Offering Documents and all amendments and supplements thereto; and the fees and disbursements (including filing fees) of GM&M in connection with blue sky matters (which fees (excluding disbursements) shall be $15,000). State exemption and blue sky filing fees will be paid by the Company as the same are due.

         5.4. Further Assurances. The Company will take such actions as may be reasonably required or desirable to can out the provisions of this Agreement and the transactions contemplated hereby. The Company further agrees to promptly take, or cause to be taken, all actions and to promptly do, or cause to be done, all other things necessary, proper or advisable to prepare the registration statement necessary to file with the Commission in connection with the proposed Public Offering and have such registration statement declared effective by the Commission.

         5.5. Capitalization. The Company will not change its current capitalization or issue any shares of capital stock or any options, warrants or other securities convertible into or exchangeable for shares of Common Stock, other than as contemplated in the Letter of Intent, without the consent of the Placement Agent prior to the earlier of the effectiveness or abandonment of the proposed Public Offering.

         5.6. Accuracy of Representations and Warranties. The Company hereby agrees that prior to the Termination Date it will not enter into any transaction and take no action, and use its best efforts to prevent the occurrence of any event, which could result in any of its representations, warranties or covenants contained in this Agreement or any of the Offering Documents not to be true and correct, or not to be performed as contemplated, at and as of the time immediately after the occurrence of such transaction or event.

         5.7. Amendment. As soon as practicable after the date of this Agreement, the Company shall take such steps as are necessary to file the Amendment in the Office of the Secretary of State of Delaware, including without limitation making such filings as are necessary under the Exchange Act and giving notice to the stockholders of the Company in accordance with the Delaware General Corporation Law. Such filing shall not be revoked or amended without the written consent of MHM, which consent may be withheld in its sole discretion. Upon such filing, the Company shall furnish a certified copy of the Amendment to counsel for the Placement Agent and the Company shall reserve for issuance a sufficient number of shares of Common Stock to be issued to the Subscribers upon conversion of the Notes and upon exercise of the Warrants.

         5.8. Regulatory Compliance. The Company will use its best efforts to achieve compliance with all applicable regulations of the U.S. Food and Drug Administration ("FDA") and the State of California as they pertain to the manufacture, marketing and sale of medical devices as expeditiously as possible, including, but not limited to, those regulations described in Supplement No. 1. The Company covenants to issue to Subscribers the Additional Warrants as set forth in Supplement No. 1 unless Holland & Associates (the Company's regulatory consultant referred to in Supplement No. 1) or, in the event that Holland & Associates shall cease doing business, a similar consultant reasonably acceptable to Placement Agent shall issue and deliver a written report to the Company and the Placement Agent, by the dates set forth in Supplement No. 1, stating that based upon its review of the Company's operations, the Company is in substantial compliance with GMP and MDR regulations (as defined in Supplement No. 1), as well as labeling requirements, established by the FDA and the State of California. The Company will also use its best efforts to determine whether the sale of its products in foreign countries is in compliance with laws of such foreign countries and, to the extent it is not, either discontinue sales not in compliance with such laws or, alternatively, with the advice of counsel experienced in such laws, continue such sales and use its best efforts to achieve compliance as expeditiously as possible.

6.       Indemnification and Contribution.

         6.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent, its officers, directors, shareholders and agents and each person, if any, who controls the Placement Agent within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Documents, or (B) in any blue sky application or other document executed by the Company specifically for blue sky purposes or based upon any other written information furnished by the Company or on its behalf to any state or other jurisdiction in order to qualify any or all of the Units under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) any breach by the Company of any of its representations, warranties or covenants contained herein or in any of the Offering Agreements, or (iii) the omission or alleged omission by the Company to state in the Offering Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, whether arising out of an action between the Placement Agent and the Company or the Placement Agent and a third party: provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information regarding the Placement Agent which is furnished to the Company by the Placement Agent specifically for inclusion in the Offering Documents or any such Blue Sky Application or (ii) any breach by the Placement Agent of the representations, warranties or covenants contained herein (collectively, (i) and (ii) above are referred to as the "Non-Indemnity Events").

         6.2. Indemnification by the Placement Agent. The Placement Agent agrees to indemnity and hold harmless the Company, its officers, directors, stockholders and agents and each person, if any, who controls the Company within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Non-indemnity Event; and will reimburse the Company and each such controlling person for any legal or other expenses reasonably incurred by the Company or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action provided that such loss, claim, damage or liability is found ultimately to arise out of or be based upon any Non-indemnity Event.

         6.3. Procedure. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve the indemnifying party from any liability under this Section 6 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action affected without the consent of such indemnifying party.

         6.4.    Contribution.  If the indemnification provided for in this
Section 6 is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Placement Agent, on the other hand, from the Offering, or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, on the one hand, and of the Placement Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (net of sales commissions and the nonaccountable expense allowance, but before deducting other expenses) received by the Company bear to the commissions and nonaccountable expense allowance received by the Placement Agent. The relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         6.5. Equitable Considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this
Section 6 were determined by pro rate allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.

         6.6.    Attorneys' Fees.  The amount payable by a party under this
Section 6 as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

7. Termination by Placement Agent. The Placement Agent will have the right to terminate this Agreement by giving written notice as herein specified, at any time, at or prior to the Closing (a) if the Company shall have failed, refused, or been unable to perform any of its obligations hereunder, or breached any of its representations or warranties hereunder, or
(b) if, in the Placement Agent's opinion, there has occurred an event materially and adversely affecting the value of the Warrants (or the shares of Common Stock underlying the Warrants) or Notes.

8. Notices. Any notice hereunder shall be in writing and shall be effective when delivered in person or by facsimile transmission, or mailed by certified mail, postage prepaid, return receipt requested, to the appropriate party or parties, at the following addresses: if to the Placement Agent, to M.H. Meyerson & Co., Inc., 525 Washington Boulevard, Jersey City, New Jersey 07310, Attention: Ronald I. Heller (Fax No. 201-459-9458); with a copy to Graubard Mollen & Miller, 600 Third Avenue, New York, New York 10016, Attention, David Alan Miller, Esq. (Fax No. 212-818-8681); if to the Company, to Edudata Corporation, 200 N, Westlake Boulevard, Suite 200, Westlake Village, California 91362, Attention: Robert M. Gurevitch, CEO/Chairman
(Fax No. 805-374-1996); with a copy to Troop Meisinger Steuber & Pasich, LLP,
Attention: C.N. Franklin Reddick, III, Esq. (Fax No. 310-443-7599); or, in each case, to such other address as the parties may hereinafter designated by like notice.

9. Parties. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Neither party may assign this Agreement or its obligations hereunder without the prior written consent of the other party. This Agreement is intended to be, and is, for the sole and exclusive benefit of the parties hereto and the persons described in Section 6.1 and 6.2 hereof and their respective successors and assigns, and for the benefit of no other person, and no other person will have any legal or equitable right, remedy or claim under, or in respect of this Agreement.

10. Amendments and/or Modification. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

11. Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

12. Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

13. Waiver of Breach. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

14. Entire Agreement. This Agreement and the Letter of Intent contain the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof, respectively, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied in this Agreement and/or in the Letter of Intent. Any and all prior discussions, negotiations, commitments and understanding relating to the subject matter of these agreements are superseded by them.

15. Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

16. Law. This Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal law of the State of New York. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding, and the right to assert that such forum is an inconvenient forum, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

17. Representations, Warranties and Covenants to Survive Delivery. The respective representations, indemnities, agreements, covenants, warranties and other statements of the

Company and the Placement Agent shall survive execution of this Agreement and delivery of the Units and/or the termination of this Agreement prior thereto.

                 If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                          Very truly yours,

                                          EDUDATA CORPORATION

                                          By  /s/  ROBERT H. GUREVITCH
                                          ------------------------------------
                                                   Robert H. Gurevitch
                                                   CEO/Chairman

AGREED:

M.H. MEYERSON & CO., INC.

By  /s/ MICHAEL SILVESTRI
   ---------------------------------
         Michael Silvestri
         President